UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

Jensyn Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 West Main Street, Suite 204, Freehold, New Jersey 07728
(Address of principal executive offices, including Zip Code)

(888) 536-7965

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

On November 3, 2017, Jensyn Acquisition Corp. (the “Company” or “Jensyn”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with BAE Energy Management, LLC, a Delaware limited liability company (“BAE”) and its owners, Victor Ferreira and Karen Ferreira (the “Existing Members”).

BAE is the parent company of Big Apple Energy and Vantage Commodities Financial Services. Big Apple Energy is an energy marketing aggregator and service provider within the retail energy sector. Vantage Commodities Financial Services is an innovative financing provider to small and medium energy service companies.

The material terms of the Purchase Agreement are summarized below.

Capital Contribution

The Company will make a capital contribution to BAE of the funds in the trust account established with Continental Stock Transfer & Trust Co. at the time that the Company completed its initial public offering, less the amount needed to satisfy certain pre-closing obligations of the Company and amounts required to be paid to the Company’s public stockholders who elect to have their shares converted for cash as described below under “Stockholder Conversion Rights.”

Ownership of BAE Membership Units; Adjustments of Unit Ownership

Upon the closing (the “Closing”) of the transactions contemplated by the Purchase Agreement (the “Business Combination”), Jensyn will own approximately 45% of BAE’s outstanding membership units (3,621,317 units) and the Existing Members will own approximately 55% of the outstanding membership units (4,400,000 units), subject to adjustment based upon BAE’s net working capital and indebtedness at Closing, the amount of transaction expenses incurred by BAE and the Existing Members, and the amount of the capital contribution made by the Company to BAE.

The existing Members will be issued an additional 300,000 membership units in BAE at Closing if the average volume weighted average price (“VWAP”) of the Company’s common stock is between $12.00 and $13.00 per share during the ten trading days before the Closing, and 600,000 membership units if the average VWAP of the Jensyn common stock during such ten trading day period is $13 or more per share.

If the adjustments contemplated by the Purchase Agreement, other than the VWAP-based adjustment, would result in the Existing Members of BAE owning less than a 51% interest in BAE after the Closing, then the amount of Jensyn’s capital contribution to BAE will be reduced so that the Existing Members will retain a 51% interest in BAE. The amount by which Jensyn’s capital contribution to BAE is reduced will be distributed post-closing to holders of Jensyn’s registered common stock as of the Closing.

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Earn-Out

The Existing Members of BAE will have the right to receive up to 2,000,000 additional units in BAE based upon the trading price of Jensyn common stock and the amount of dividends paid to the holders of Jensyn common stock during the 36 month period following the closing of the Business Combination. The Existing Members will be entitled to receive approximately 666,666 units in BAE for each of the three 12 month periods following the closing if the average closing price of the Jensyn common stock exceeds the specified stock price target during any 20 trading days within a 30 trading day period during each such 12 month period, or if the dividends paid during the period with the respect to the Jensyn common stock exceed a specified cumulative dividend target. The stock price and dividend targets for such periods are outlined in the table below.

PERIOD	First 12 Months	Second 12 Months	Third 12 Months
STOCK PRICE	$12.60	$15.10	$18.14
DIVIDENDS PAID PER SHARE	$1.20	$1.44	$1.73

Exchange Rights

The Existing Members initially will not receive a direct ownership interest in the Company but will have the right to exchange their membership units in BAE for an equal number of shares of the Company’s common stock.

Stockholder Conversion Rights

At the time that the Company seeks approval of the Business Combination from its stockholders, the Company will offer its public shareholders the opportunity to convert their shares for cash upon the closing of the Business Combination in an amount equal to their pro rata share of the funds held in the trust account that holds the proceeds of Jensyn’s initial public offering as provided by its amended and restated certificate of incorporation. As of November 8, 2017, the trust account holds funds of approximately $40,798,000.

Conditions to Closing

The closing of the Business Combination is subject to a number of conditions, including the approval of the Company’s Board of Directors and stockholders, the Company’s capital contribution to BAE being at least $15,000,000, the receipt by the Company of an opinion from an investment banking firm that the transaction is fair, from a financial point of view, to the Company’s stockholders, the receipt of required consents and the finalization of certain ancillary agreements contemplated by the Purchase Agreement, including an agreement which will require BAE to make certain periodic distributions to its members and Jensyn to make certain periodic dividend payments to its stockholders after the Closing, an agreement providing registration rights to the Existing Members with respect to shares of the Company’s common stock issuable in exchange for their units of BAE membership interests and an agreement which will require BAE to distribute a tax refund to which BAE is entitled to the Existing Members. In addition the Company must have at least $5,000,001 of net tangible assets after the Closing.

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Post-Closing Management

The senior management of BAE, including Victor Ferreira, its CEO, will replace Jensyn’s existing management team following the closing of the Business Combination. In addition, it is anticipated that at the time that Jensyn seeks approval of the Business Combination by its stockholders, Jensyn’s stockholders will be asked to elect a new Board of Directors. The nominees are expected to be seven individuals designated by BAE, and none of such nominees will be an existing member of Jensyn’s Board of Directors.

Representations and Warranties

Under the Purchase Agreement, each of the Company, on the one hand, and BAE and the Existing Members, on the other hand, made customary representations and warranties for transactions of this nature.

Indemnification

Under the Purchase Agreement, the Existing Members have agreed to indemnify the Company and its officers, directors and affiliates and representatives against losses and liabilities resulting from any breach of the representations and warranties of BAE or the Existing Members contained in the Purchase Agreement or any breach of the covenants of BAE and the Existing Members contained in the Purchase Agreement.

The Company has agreed to indemnify the Existing Members and their affiliates and representatives against losses and liabilities resulting from any breach of the representations or warranties of the Company set forth in the Purchase Agreement or any breach of the covenants of the Company contained in the Purchase Agreement.

Termination

The Purchase Agreement may be terminated under certain limited circumstances at any time prior to the consummation of the business combination (whether before or after the required stockholder vote of the Company has been obtained). If the Purchase Agreement is terminated pursuant to the provisions of the Purchase Agreement, all further obligations of the parties thereunder will terminate without any liability of any party thereto, other than any obligation or liability arising from any prior willful and material breach by such party.

A copy of the Purchase Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference thereto. The Purchase Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating each of such agreement. The representations, warranties and covenants in the Purchase Agreement will also be modified in important part by the underlying disclosure schedules which will not be filed publicly and which will be subject to a contractual standard of materiality that may be different from that generally applicable to stockholders that will be used for the purpose of allocating risk among the parties rather than establishing matters as facts. The Company does not believe that these schedules will contain information that is material to an investment decision.

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Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United Stated Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Jensyn, BAE and the combined company after completion of the proposed Business Combination, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement relating to the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jensyn, BAE or others following announcement of the Purchase Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Purchase Agreement due to the failure to obtain approval of the stockholders of Jensyn or other conditions to closing in the Purchase Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the transactions contemplated by the Purchase Agreement t; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed Business Combination; (8) changes in applicable laws or regulations; (9) the possibility that BAE may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in the proxy statement relating to the proposed Business Combination, including those under “Risk Factors” therein, and other filings with the United States Securities and Exchange Commission (“SEC”) by Jensyn. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Jensyn and BAE undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

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Additional Information about the Business Combination and Where to Find It

In connection with the proposed Business Combination, Jensyn intends to file with the SEC a preliminary proxy statement. When completed, Jensyn will mail a definitive proxy statement and other relevant documents to its stockholders in connection with its solicitation of proxies for the special meeting of stockholders to be held to approve the proposed business combination and related transactions. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination. It is not intended to provide the basis for any investment decision or any other decision in respect to the proposed Business Combination. Jensyn stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with Jensyn’s solicitation of proxies for the special meeting to be held to approve the proposed Business Combination, as these materials will contain important information about BAE, Jensyn and the proposed Business Combination. The definitive proxy statement will be mailed to stockholders of Jensyn as of a record date to be established for voting on the business combination agreement and related transactions. Stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s Internet site at http://www.sec.gov, or by directing a request to: Jensyn Acquisition Corp., 800 West Main Street, Suite 204, Freehold, New Jersey 07728, attention: Jeffrey J. Raymond, 1-888-536-7965.

Participants in Solicitation

Jensyn and its directors and executive officers and BAE and its members and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Jensyn in connection with the proposed Business Combination. Information regarding the special interests of these directors, members and executive officers in the business combination will be included in the proxy statement referred to above. Additional information regarding the directors and executive officers of Jensyn is also included in the Annual Report on Form 10-K for the year ended December 31, 2016, which is available free of charge at the SEC web site (www.sec.gov) and at the address described above and will also be contained in the definitive proxy statement for the proposed business combination) when available.

Item 3.02 UNREGISTERED SHARES OF EQUITY SECURITIES.

The shares of Jensyn common stock that may be issued to the Existing Members in exchange for their units of membership interest in BAE as described under “Exchange Rights” in Item 1.01 above will not be registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided by Section 4(a)(2) of the Securities Act.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 2.1	Membership Interest Purchase Agreement dated as of November 3, 2017 among Jensyn Acquisition Corp., BAE Energy Management, LLC, Victor Ferreira and Karen Ferreira.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2017

Jensyn Acquisition Corp.

By:	/s/ Jeffrey J. Raymond
Name:	Jeffrey J. Raymond
Title:	President and Chief Executive Officer

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